EFFECTIVE AUGUST 23RD, 2004
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2004

Great Expectations and Associates, Inc.
(Exact name of registrant as specified in its charter)

Colorado	0001100397	841521955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

212 Carnegie Center, Ste 206, Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (609) 844-7755

501 S. Cherry Street, Ste 610, Denver, CO 80246
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

Business

On November 12, 2004, the Company acquired Advaxis, Inc., a Delaware corporation (“Advaxis”), through a share exchange and reorganization (the “Acquisition”), pursuant to which Advaxis became a wholly-owned subsidiary of the Company, and acquired (i) all of the issued and outstanding shares of common stock of Advaxis and Series A Preferred Stock of Advaxis in exchange for an aggregate of 15,597,723 shares of authorized, but theretofore unissued, shares of common stock, no par value, of the Company, (ii) all of the issued and outstanding warrants to purchase Advaxis capital stock, in exchange for warrants to purchase 584,885 shares of the Company, and (iii) all of the issued and outstanding options to purchase Advaxis capital stock in exchange for an aggregate of 2,381,525 options to purchase common stock of the Company, constituting approximately 96% of the capital stock of the Company prior to the issuance of shares of Common Stock of the Company in the private placement described in Section 3.02 of this 8-K report. Prior to the closing of the Acquisition, the existing shareholders of the Company had each surrendered 99.5% of the shares of common stock, thus reducing the issued and outstanding shares of Common Stock of the Company from 150,520,000 shares to 752,600 shares. Additionally, 752,600 shares of Common Stock of the Company was issued to the financial advisor in connection with the Acquisition.

Advaxis is a development stage biotechnology company utilizing multiple mechanisms of immunity to develop cancer vaccines that are more effective and safer than existing vaccines. Advaxis’ technology is embodied in exclusive patent licenses from the University of Pennsylvania.

Item 3.02 Unregistered Sales of Equity Securities.

On November 12, 2004, the Company sold to accredited investors at an initial closing of a private placement offering 117 Units at $25,000 per Unit for an aggregate purchase price of $2,925,000. In making such sale, the Company relied on the exemption from registration provided by Section 506 of Regulation D. Each Unit is comprised of (i) 87,108 shares of Common Stock, no par value, of the Company (“Common Stock”) and (ii) a 5-year Warrant (each a “Warrant” and collectively the “Warrants) to purchase 87,108 shares of Common Stock at an exercise price of $0.40 per share. At the Initial Closing, the accredited investors received an aggregate of 10,191,638 shares of Common Stock and Warrants to purchase 10,191,638 shares of Common Stock. The Company is continuing to market the Units and presently intends to market up to a maximum aggregate of $7,000,000 of said Units unless the Company, in its sole discretion, increases the offering to a maximum aggregate of $10,000,000. The Company issued to the Placement Agent and/or its designees an aggregate of 2,057,160 shares of Common Stock and warrants to acquire up to an aggregate of 2,038,328 shares of Common Stock. The proceeds of such sales will be used principally to fund further development of cancer vaccines and provide funding to conduct a Phase I trial in currently developed vaccines and to cover the costs of development and testing. In addition, on November 12, 2004, $595,000 aggregate principal amount of convertible promissory notes of Advaxis (“Advaxis Notes”) were converted into Units on the same terms as the Units sold. The holders of the Advaxis Notes received an aggregate of 2,136,441 shares of Common Stock and warrants to purchase 2,136,441 shares of Common Stock upon conversion of the Advaxis Notes plus accrued interest thereon. Following the Acquisition, the Offering and conversion of the Advaxis Notes there were 31,488,161 shares of Common Stock issued and outstanding.

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Section 4 - Financial Information

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 12, 2004, our Board of Directors approved to dismiss Tannenbaum & Company P.C. as our independent registered public accounting firm. The audit reports of Tannenbaum & Company P.C. on our financial statement for the fiscal years ended October 31, 2003 and October 31, 2002 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. However, the reports included an explanatory paragraph wherein Tannenbaum & Company P.C. expressed substantial doubt about our ability to continue as a going concern. These reports related to the Company prior to the Acquisition and not with respect to the combined company.

In connection with the audits of the years ended October 31, 2002 and 2003 and during subsequent interim periods through October 31, 2004, we did not have any disagreements with Tannenbaum & Company P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Tannenbaum & Company P.C. would have caused them to make reference to the subject matter of the disagreement in connection with their reports on our financial statements.

We have provided Tannenbaum & Company P.C. with a copy of this report prior to its filing with the Commission.

On November 12, 2004 we engaged Goldstein Golub Kessler LLP, an independent registered accounting firm. During the years ended October 31, 2002 and 2003 and the year ended October 31, 2004, we did not consult with Goldstein Golub Kessler LLP regarding either:

1.	the application of accounting principles to any specified transaction, either completed or proposed or the type of audit opinion that might be rendered on our financial statements, and neither a report was provided to us nor oral advice was provided that was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	any matter that was either the subject of disagreement or event, as defined in Item 304(a)(1)(iv) Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event that term is explained in Item 304(a)(1)(iv) of Regulation S-B.

Section 5 - Corporate Governance and Management

Item 5.01 Change in Control of Registrant.

With the issuance of 15,597,723 shares of Common Stock to holders of capital stock of Advaxis upon the Company’s Acquisition, the former holders of capital stock of Advaxis became the holders of approximately 95% of the voting securities of the Company before issuance of Common Stock in the private placement (also on November 12, 2004), which private placement reduced the percentage ownership of such former holders of capital stock of Advaxis to approximately 5% of the issued and outstanding shares. The change of control of the Company was effected solely by the issuance of newly issued shares of the Company to the former shareholders of Advaxis upon the Acquisition without any other consideration.

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a) Effective on November 12, 2004, upon the Acquisition, the then officers and directors of the Company resigned and were replaced by persons who have been officers and directors of Advaxis. See 5.02(c) of this report on Form 8-K.

(b) See 5.02(c) of this report on Form 8-K.

(c) The following persons became the executive officers and directors of the Company on November 12, 2004. Prior to the Acquisition, such persons had no relationship with the Company.

Name	Age	Position
J. Todd Derbin(3)	52	President, Chief Executive Officer and Director
Dr. James Patton(1)	47	Chairman of the Board of Directors
Roni A. Appel(3)	38	Chief Financial Officer, Secretary and Director
Dr. Thomas McKearn(2)	56	Director
Dr. Steven Roth	62	Director
Scott Flamm(1) (2)	50	Director

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.

J. Todd Derbin. Mr. Derbin has previously served as Advaxis’ President, Chief Executive Officer and a director since November 2002. From 1996 until June, 2001, Mr. Derbin was the founder and Chairman of the Board of Directors, President, and Chief Executive Officer of Micrus Corporation, a market leader in the design and development of highly differentiated and proprietary interventional neuroradiology devices and delivery systems. From 1992 until 1996, he served as Director of Corporate Business Development, Commercial Director - Cardiovascular and Director of Strategic Planning, Mergers & Acquisitions with Biocompatibles International, plc, a UK biotechnology/biomedical company. Prior to this, Mr. Derbin served as Chief Executive Officer of Syncare Corporation, developers of synthetic wound care products and drug delivery systems. Mr. Derbin is an alumnus of Wilkes College and the Wharton School of the University of Pennsylvania.

Dr. James Patton. Dr. Patton has previously served as Chairman of Advaxis’ Board of Directors since February 2002 and as Advaxis’ Chief Executive Officer from February 2002 to November 2002. Additionally, since February 1999, Dr. Patton has served as the President of Comprehensive Oncology Care, LLC, which owns and operates a cancer treatment facility in Exton, Pennsylvania and as Vice President of Millennium Oncology Management, Inc., which provides technical services for oncology care to four sites. From February 1999 to September 2003, Dr. Patton served as a consultant to LibertyView Equity Partners SBIC, LP, a venture capital fund based in Jersey City, New Jersey (“LibertyView”). From July 2000 to December 2002, Dr. Patton served as a director of Pinpoint Data Corp. From February 2000 to November 2000, Dr. Patton served as a director of Healthware Solutions. From June 2000 to June 2003, Dr. Patton served as a director of LifeStar Response. He earned his B.S. from the University of Michigan, his Medical Doctorate from Medical College of Pennsylvania, and his M.B.A. from the University of Pennsylvania’s Wharton School.

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    Roni A. Appel. Mr. Appel has previously served as Advaxis’ Secretary and Chief Financial Officer since inception. Since January 1999, Mr. Appel has been a partner and managing director in LV Equity Partners (fka LibertyView Equity Partners). From 1998 until 1999, he was a founder and the director of business development at Americana Financial Services, Inc. From 1994 to 1998, he was an attorney in the State of Israel and completed his MBA at Columbia University.

Dr. Thomas McKearn. Dr. McKearn has previously served as an Advaxis director since July 2002. Dr. McKearn is a founder of Cytogen Corporation, then as an Executive Director of Strategic Science and Medicine at Bristol-Myers Squibb and now as the VP. Medical Affairs at GPC-Biotech. Prior to entering the biotechnology industry in 1981, McKearn did his medical, graduate and post-graduate training at the University of Chicago and served on the faculty of the Medical School at the University of Pennsylvania.

Dr. Steven Roth. Dr. Roth has previously served as an Advaxis director since November 2002. He is a co-founder of Neose Technologies, a publicly traded biotechnology company, since 1990, and has served as its chief executive and board chairman since 1994. Between 1980 and 1992 he was a professor of biology at Penn University and was appointed department chairman in 1982, serving in that role until 1987. At Penn, Dr. Roth helped form its Plant Science Institute. Between 1992 and 1994 he was the chief scientific officer and vice president, research and development, of Neose Technologies. From 1970 through 1980, Dr. Roth was assistant and associate professor of biology at The Johns Hopkins University. Dr. Roth received an A.B. degree from Johns Hopkins in 1964, a Ph.D. from Case Western Reserve University in 1968, and did postdoctoral work in carbohydrate chemistry at Hopkins from 1968-1970.

Scott Flamm.  Mr. Flamm has previously served as an Advaxis director since its inception. Since June 1998, Mr. Flamm has been the president and general partner of LV Equity Partners (fka Liberty View Equity Partners). From 1988 until January 1993, he was Executive Vice President, Chief Operating Officer and a Director of Catalyst Energy, a $2 billion independent power producer. He received his masters in public health from Yale University.

Executive Compensation of J. Todd Derbin

The officers of Advaxis became the officers of the Company after the closing of the Acquisition. The following table sets forth the compensation earned during the years ended December 31, 2002 and 2003 by Advaxis’ J. Todd Derbin who, on November 12, 2004, became the Chief Executive Officer:

		Annual Compensation			Long Term Compensation Awards
Name And Principal Position		Salary($)		Bonus($)	Securities Underlying Options
J. Todd Derbin President, Chief Executive Officer, and Director	2003 2002	$ $	150,000 25,000	$60,000 —	1,172,727 —

Related Party Transactions

Advaxis entered into an employment agreement with Mr. Derbin on October 24, 2002, pursuant to which Mr. Derbin is employed as the Chief Executive Officer of Advaxis and became the Chief Executive Officer of the Company upon the closing of the Acquisition. The current term of the agreement expires January 1, 2005 but will be automatically renewed for additional one-year periods until either party gives the other party written notice of its intent not to renew at least 30 days prior to the end of the term. Mr. Derbin has been receiving an annual base salary of $150,000; provided, that on the closing of the offering of Units, if the Company sold 120 Units, Mr. Derbin’s annual base salary would be adjusted to $225,000 and provided, further that if the Company sold more than 120 Units, Mr. Derbin’s annual base salary would be adjusted to $250,000. Mr. Derbin is entitled to participate in the Company’s bonus program which will be dependent upon the achievement of certain milestones. Additionally, Advaxis granted Mr. Derbin 1,172,767 options to purchase shares of common stock of Advaxis subject to a 4 year vesting period, 25% vest at the first anniversary of the effective date and 75% vest in 36 equal installments at the end of each calendar month. Upon the closing of the Acquisition, such options became options to purchase shares of Common Stock of the Company.

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    Carmel Ventures, Inc. (“Carmel”) is owned by Roni Appel and had provided various consulting services to Advaxis and will continue providing services to the Company. Carmel was paid consulting fees by Advaxis of $5,000 per month since November 1, 2002 which fees accrued but were not paid. As of October 31, 2004, such accrued fees amounted to $120,000. Carmel has assigned $35,000 of such fees to Mr. Scott Flamm, who is also a director of the Company. Carmel and Mr. Flamm converted $65,000 and $35,000 respectively into convertible bridge notes and warrants. In addition Carmel has received a $35,000 bonus which has been converted into Units. Furthermore, Advaxis had granted Carmel options to purchase shares of common stock of Advaxis at the rate of 7,044 options per month since November 11, 2002. As of November 12, 2004 the total number of options received by Carmel was 140,873. The exercise price of these options is $0.35 per share. Carmel has assigned 70,436 of these options to Mr. Flamm. Upon the Acquisition, such options became options to purchase shares of Common Stock of the Company. Following the Acquisition, the contract with Carmel will continue until December 31, 2004, and will automatically renew thereafter for successive six month terms, at the same compensation, unless terminated by either party.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective on November 12, 2004, the Company adopted a Code of Ethics (filed hereto as Exhibit 14.1). Prior thereto, the Company had no formal, written code of ethics.

Section 8 - Other Events

Item 8.01 Other Events.

A. Certificate of Incorporation and By-laws.

As soon as practicable following the Acquisition, the certificate of incorporation of the Company will be amended and restated to: (i) change the name of the Company to Advaxis, Inc., to change the par value of the common stock of the Company from no par value to par value $.001 per share, and to add 5,000,000 shares of “blank check preferred” to the authorized capital of the Company, the rights, privileges and powers of which may be designated by the Board of Directors of the Company from time to time.

    As soon as practicable following the Acquisition, the bylaws of the Company will be amended and restated in their entirety.

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Section 9 - Financial Statements and Exhibits

A. Financial Statements of Business Acquired

Advaxis, Inc. Financial Statements for the years ended December 31, 2002 and December 31, 2001 with independent auditors report (including Balance Sheets, Statement of Operations, Statements of Shareholders’ Equity, Statement of Cash Flows, and Notes to Consolidated Financial Statements). It is impractical to provide the required financial statements at the date of the filing of this Form 8-K. The required financial statements will be provided as soon as practicable, but no later than January 28, 2005.

B. Pro Forma Financial Information

Unaudited Pro Forma Condensed Financial Statements of Great Expectations and Associates, Inc. (including Balance Sheet, Statement of Operations and Notes to Financial Statements) as of and for the year ended October 31, 2004. It is impractical to provide the required financial statements at the date of the filing of this Form 8-K. The required pro forma financial statements will be provided as soon as practicable, but no later than January 28, 2005.

C. Exhibits

Exhibit 3.1	Form of Warrant issued to purchasers

Exhibit 3.2	Form of Warrant issued to Placement Agent

Exhibit 10.1	Share and Exchange Agreement, dated as of August 25, 2004, by and among the Company, Advaxis and the shareholders of Advaxis.

Exhibit 10.2	Form of Securities Purchase Agreement, by and among the Company and the purchasers listed as signatories thereto

Exhibit 10.3	Form of Registration Rights Agreement, by and among the Company and the persons listed as signatories thereto

Exhibit 10.4	Form of Standstill Agreement, by and among the Company and persons listed on Schedule 1 attached thereto

Exhibit 14.1	Code of Ethics

Exhibit 16.1.	Letter from Tannenbaum & Company P.C., dated November 18, 2004, regarding their dismissal as the Company’s independent registered public accounting firm.

Exhibit 17.1	Letter of Resignation of Fred Mahlke

Exhibit 17.2	Letter of Resignation of Daniel Unrein, Jr.

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT EXPECTATIONS AND ASSOCIATES, INC.

November 18, 2004	By:	/s/ J. Todd Derbin
Name: J. Todd Derbin
Title: President and Chief Executive Officer

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